ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

Class A	Ticker: RAAAX
Class C	Ticker: RAACX
Class I	Ticker: RAAIX
Class N	Ticker: RAANX

(each a series of Northern Lights Fund Trust)

Supplement dated July 11, 2023 to the Prospectus dated May 1, 2023 ______________________________________________________________________

Effective immediately, for the Altegris/AACA Opportunistic Real Estate Fund the fee table below is revised as follows:

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment )
Management Fees	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.89%	0.89%	0.89%	0.92%
Interest and Dividends on Securities Sold Short	0.64%	0.64%	0.64%	0.67%
Remaining Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	2.44%	3.19%	2.19%	2.47%
Fee Waiver and Reimbursement (1)	(0.01)%	(0.01)%	(0.01)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.43%	3.18%	2.18%	2.45%
1.	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement, (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.80%, 2.55%, 1.55% and 1.80% of average daily net assets attributable to Class A, Class C, Class I and Class N shares respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated May1, 2023, as amended and the Statement of Additional Information (“SAI”), dated May 1, 2023, as amended. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.